COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account

Supplement Dated March 10, 2014

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2012)

This Supplement provides information regarding your individual flexible premium variable life insurance policy (the “Policy”) Prospectus.  Please read this Supplement carefully and retain it with your Policy Prospectus for future reference.

The Board of Directors for American Century Investments approved an agreement and plan of reorganization, whereby the net assets of the American Century VP VistaSM Fund (“VP VistaSM Fund”) will be transferred to the American Century VP Capital Appreciation Fund (“VP Capital Appreciation Fund”) in exchange for shares of equal value of the corresponding share class of the VP Capital Appreciation Fund (the “Reorganization”).  A supplement dated January 24, 2014, to the May 1, 2013, prospectus for the VP VistaSM Fund stated that the investment objectives and strategies of the VP VistaSM Fund and VP Capital Appreciation Fund are substantially similar and their total expense ratios are expected to be the same.

The Reorganization is expected to take place on April 25, 2014.  Following the Reorganization, the VP VistaSM Fund will no longer be available as an Investment Option under the Policy.  Any Accumulated Value in the Subaccount invested in the VP VistaSM Fund at the time of the Reorganization will become invested in the Subaccount invested in the VP Capital Appreciation Fund and the VP VistaSM Fund will cease to be available as an Investment Option under the Policy.  Accordingly, if all or a portion of the Accumulated Value under your Policy is allocated to the Subaccount invested in the VP VistaSM Fund at the time of the Reorganization, following the Reorganization, that Accumulated Value will be allocated to the Subaccount invested in the VP Capital Appreciation Fund.

If your allocation instructions on file with the Variable Product Service Center include the Subaccount invested in the VP Vista Fund, following the date of the Reorganization the Subaccount investing in the VP Capital Appreciation Fund will replace the Subaccount investing in the VP Vista Fund for processing any premium allocations or performing any scheduled automatic rebalancing, unless we receive written instructions from you in good order indicating otherwise.

Your rights and obligations under the Policy and your Accumulated Value will not change as a result of the Reorganization.  The fees and charges under the Policy will not change and there will be no tax consequences to Policyowners as a result of the Reorganization.

From the date of this Supplement to the date of the Reorganization, there will be no charge assessed for transfers of Accumulated Value from the Subaccount investing in the VP VistaSM

Fund to the Declared Interest Option (where available) or the other Subaccounts available under the Policy.  Such transfers will not count against the number of free transfers we allow each Policy Year, however, they will be subject to our limitations on frequent transfer activity as described in the Prospectus.

Within five days after the Reorganization, we will forward to Policyowners affected by the Reorganization a written notice informing them of the details regarding the Reorganization.

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Effective as of the close of the Business Day on April 25, 2014, this Supplement amends your Prospectus by adding the American Century VP Capital Appreciation Fund as an Investment Option under the Policy and by removing all references to the American Century VP VistaSM Fund as a current Investment Option under the Policy.  To reflect those changes this Supplement further amends your Prospectus as follows:

1.                 On the cover page of your Prospectus, the reference to the American Century “VP VistaSM Fund” is deleted and replaced with “VP Capital Appreciation Fund — Class I.”

2.                 On page 14 of your Prospectus, the presentation of each “Portfolio” and its “Investment Objective(s) and Principal Investments” for American Century Investments is amended to delete the VP VistaSM Fund as a current Investment Option under the Policy and replace it with the following:

VP Capital Appreciation Fund — Class I

•      This Fund seeks capital growth. This Fund pursues this objective by investing primarily in the common stock of medium- and small-sized companies whose rate of growth in earnings and revenue the adviser believes will increase over time. The adviser will also consider the strength of a company’s stock price relative to peer companies.

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If you have any questions regarding this Supplement or if you wish to receive a prospectus for the American Century VP Capital Appreciation Fund or other Investment Options available under the Policy, please contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.